UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

PB Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-40612	86-3947794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 East Lincoln Highway, Coatesville, Pennsylvania	19320
(Address of principal executive offices)	(Zip Code)

(601) 384-8282

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PBBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Merger Agreement

On July 7, 2025, PB Bankshares (“PBB”) and its wholly-owned subsidiary, Presence Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Norwood Financial Corp, a Pennsylvania corporation (“Norwood”) and its wholly-owned subsidiary, Wayne Bank. Pursuant to the terms and conditions set forth in the Merger Agreement, PBB will merge with and into Norwood (the “Merger”), with Norwood surviving, and Presence Bank will merge with and into Wayne Bank with Wayne Bank as the surviving bank. The parties anticipate that the Merger will close in the fourth quarter of 2025 or early in the first quarter of 2026.

The Merger Agreement provides that, at the effective time of the Merger, each share of PBB’s common stock (the “PBB Common Shares”) issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive either 0.7850 shares of Norwood common stock or $19.75 in cash (the “Merger Consideration”). The election is subject to proration to ensure that, in the aggregate, 80% of the transaction consideration will be paid in the form of Norwood common stock. Based on the closing price of $26.65 for Norwood Common Stock on July 3, 2025, the transaction would have an aggregate value of approximately $54.9 million. The receipt of the stock consideration in the Merger is expected to qualify as a tax-free exchange for PBB shareholders.

In addition, as a result of the Merger, at the effective time of the Merger (i) each outstanding option to acquire PBB Common Shares, whether vested or unvested, will be cancelled and will be cashed out based on the difference between $19.75 and the exercise price per PBB Common Share subject to such option (less applicable taxes required to be withheld with respect to such payment), and (ii) each outstanding PBB restricted stock unit will become fully vested and will be exchanged for the Merger Consideration (less applicable taxes required to be withheld with respect to such vesting).

Concurrent with entering into the Merger Agreement, PBB’s President and CEO, Janak M. Amin, entered into an Employment Agreement and a Non-Competition and Non-Solicitation Agreement with Norwood and Wayne Bank pursuant to which he will serve as Executive Vice President and Chief Operating Officer of both Norwood and Wayne Bank.

Subject to Norwood’s customary background screening and evaluation procedures for potential directors, Norwood also agreed in the Merger Agreement to appoint two former non-employee directors of PBB to Norwood’s and Wayne Bank’s Boards of Directors. The remaining non-employee directors of PBB will be invited to joint a regional advisory Board.

Norwood and PBB have made customary representations, warranties and covenants in the Merger Agreement for a transaction of this nature. Subject to certain exceptions, each of PBB and Norwood have agreed, among other things, to covenants relating to (i) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger and (ii) the use of commercially reasonable efforts to obtain governmental and regulatory approvals. In addition, PBB has agreed, among other things, to covenants relating to (a) obligations to facilitate PBB’s shareholders’ consideration of, and voting upon, the approval of the Merger Agreement and certain related matters, (b) the recommendation by the board of directors of PBB in favor of the approval by PBB’s shareholders of the Merger Agreement and certain related matters and (c) non-solicitation obligations relating to alternative business combination transactions.

Completion of the Merger is subject to certain customary conditions, including (i) approval of the Merger Agreement by PBB’s shareholders, (ii) the absence of any governmental order or law prohibiting the consummation of the Merger and (iii) effectiveness of the registration statement with the Securities and Exchange Commission (“SEC”) for the Norwood Common Stock to be issued as consideration in the Merger. The obligation of each party to consummate the Merger is also conditioned upon (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (d) the absence of a material adverse effect with respect to the other party since the date of the Merger Agreement and (e) the receipt of required regulatory approvals and the expiration of all applicable statutory waiting periods.

The Merger Agreement contains certain termination rights for both Norwood and PBB, including if (i) the Merger is not consummated by July 31, 2026 (the “Termination Date”), (ii) the necessary regulatory approvals are not obtained, (iii) the approval of PBB’s shareholders is not obtained, or (iv) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied. In addition, PBB has the right to terminate the Merger Agreement prior to its approval by PBB’s shareholders if PBB receives a “superior”, unsolicited acquisition proposal that is not “topped” by Norwood. Norwood may terminate the Merger Agreement prior to PBB’s shareholder approval of the Merger in the event that (i) PBB receives an acquisition proposal this is “superior” under the criteria set forth in the Merger Agreement and (ii) PBB’s Board of Directors (A) enters into an acquisition agreement with respect to such superior proposal, (B) fails to recommend to PBB’s shareholders the approval of the Merger Agreement or modifies or qualifies such recommendation in a manner adverse to Norwood or (C) opts to pursue such superior proposal in lieu of the Merger.

The Merger Agreement also provides that PBB will be obligated to pay a termination fee of $2.4 million to Norwood if the Merger Agreement (i) is terminated by Norwood in the circumstances described in the preceding sentence or (ii) (A) if an acquisition proposal relating to PBB is publicly announced, (B) the Merger Agreement is terminated by Norwood either because PBB’s fails to call its shareholder meeting or PBB’s Board either fails to recommend adoption of the Merger Agreement to its shareholders or withdraws or fail to approve the Merger Agreement or modifies or qualifies such recommendation in a manner adverse to Norwood and (C) PBB enters into a definitive agreement with respect to or consummates an acquisition proposal within 12 months of termination of the Merger Agreement.

In addition, the Merger Agreement may be terminated by PBB in the event that (i) the volume weighted average price of shares of Norwood Common Stock quoted on the Nasdaq Stock Market for the Determination Period (as defined below) (the “Norwood Average Closing Price”) is less than 80% of its July 3, 2025 price of $25.77 per share and (ii) the Norwood Average Closing Price for the Determination Period underperforms the KBW Nasdaq Regional Banking Index by greater than 20%. If PBB exercises its termination right described in the preceding sentence, Norwood will have the option of adjusting the Merger Consideration to prevent the foregoing thresholds from being triggered and avoid the termination of the Merger Agreement by PBB. The “Determination Period” is the twenty consecutive trading day period ending on the day that is fifteen (15) calendar days prior to the closing date of the Merger or, if such date is not a trading day, the immediately preceding trading day (the “Determination Date”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement is not intended to provide any factual information about Norwood, PBB or their respective subsidiaries and affiliates to investors. The representations, warranties and covenants contained in the Merger Agreement will not survive consummation of the Merger and were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the parties as stated in the Merger Agreement, including being qualified by confidential disclosure schedules made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are, in some cases, subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors under applicable securities law standards of materiality. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Norwood or PBB.

Voting Agreements

In connection with the Merger Agreement, the directors and executive officers of PBB have entered into Voting Agreements pursuant to which they have agreed to vote shares of PBB common stock solely owned by each of them, representing approximately 14.1% of the total outstanding shares of PBB as of the date hereof, in favor of the Merger Agreement. In addition, they agreed not to compete with Norwood after the closing of the Merger for a period of twelve months after the merger closes or six months following cessation of service as a member of a regional advisory board. The form of the Voting Agreement is attached to the Merger Agreement and is attached hereto as Exhibit 99.1.

Item 7.01Regulation FD

Pursuant to Regulation FD, information is being attached as an Exhibit to this Current Report with respect to merger highlights PBB and Norwood will share with customers to explain the impact of the merger on them.

Item 8.01Other Events

On July 7, 2025, Norwood and PBB issued a joint press release announcing that they had entered into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.  In addition, Norwood and PBB will be providing supplemental information regarding the Merger to customers of PBB in the form attached hereto as Exhibit 99.3 and incorporated herein by reference. PBB will also be providing summary information to its employees regarding the merger in the form attached hereto as Exhibit 99.4.

Cautionary Notes on Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Norwood Financial and PBB, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Norwood Financial and PBB’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" "opportunity", 'will", "approximately" and "intend" or words of similar meaning.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Norwood Financial and PBB may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the merger may be greater than expected; governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger or otherwise; the stockholders of PBB may fail to approve the merger; the interest rate environment may further compress margins and adversely affect new interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Norwood Financial’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the "SEC") and available at the SEC's website at www.sec.gov. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Norwood Financial or PBB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Norwood Financial and PBB do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information about the Proposed Transaction

Norwood Financial intends to file with the SEC a Registration Statement on Form S-4 relating to the proposed merger, which will include a prospectus for the offer and sale of Norwood Financial common stock as well as the proxy statement of PBB for the solicitation of proxies from its shareholders for use at the meeting at which the merger will be considered. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF PBB ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by Norwood

Financial with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Norwood Financial Corp, 717 Main Street, Honesdale, Pennsylvania 18431, attention: John M. McCaffery (570) 253-1455, or PB Bankshares, Inc., 185 East Lincoln Highway, Coatesville, Pennsylvania 19320, attention: Mackenzie Jackson, Corporate Secretary, (610) 384-8282.

Norwood Financial, PBB and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of PBB in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement/prospectus relating to the Transaction. Information concerning Norwood Financial’s directors and executive officers, including their ownership of Norwood Financial common stock, is set forth in its proxy statement previously filed with the SEC on March 18, 2025. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from Norwood Financial or PBB using the sources indicated above.

No Offer or Solicitation

This Current Report and related communications are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

2.1Agreement and Plan of Merger, dated July 7, 2025*

99.1Form of Voting Agreement

99.2Joint Press Release, dated July 7, 2025

99.3Merger Highlights, dated July 7, 2025

99.4Employee Summary, dated July 7, 2025

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. PBB agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PB BANKSHARES, INC.

Dated: July 7, 2025/s/ Janak M. Amin______________________________

Janak M. AminPresident and Chief Executive Officer

Exhibit Index

Exhibit No. Description

2.1Agreement and Plan of Merger, dated July 7, 2025*

99.1Form of Voting Agreement

99.2Joint Press Release, dated July 7, 2025

99.3Merger Highlights, dated July 7, 2025

99.4Employee Summary, dated July 7, 2025

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. PBB agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request.